SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549


                                        FORM 8-K

                                     CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): October 24, 2002





                         CURATIVE HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)


        Minnesota                   000-19370                   41-1503914
  (State or other jurisdiction of  (Commission               (I.R.S. Employer
  incorporation or organization)   File Number)             Identification No.)


                   150 Motor Parkway, Hauppauge, New York 11788-5145

                  (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   (631) 232-7000

                                     Not Applicable
             (Former name or former address, if changed since last report.)





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Item 5.  Other Events.

     On October 24, 2002, Curative Health Services, Inc. issued a press release announcing its earnings for the third quarter ended September 30, 2002. The Company also reaffirmed it expects to record a one-time gain in the fourth quarter of 2002 from the sale of its venture capital interest in Accordant Health Services, Inc., as announced in a press release dated October 9, 2002. A copy of the earnings press release is attached as Exhibit 99.1 and a copy of the press release regarding the sale of the Company's interest in Accordant is attached as Exhibit 99.2, both of which are incorporated herein by reference under this Item 5.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)  Financial Statements of Business Acquired

        Not required.

        (b)  Pro Forma Financial Information

        Not required.

        (c)  Exhibits

        Exhibit      Description of Exhibits

        99.1  Press Release dated October 24, 2002

        99.2  Press Release dated October 9, 2002


        EXHIBIT INDEX

        Exhibit Description of Exhibits

        99.1 Press Release dated October 24, 2002 relating to the Company's results for the third quarter ended September 30, 2002 (subject to Item 5).

        99.2 Press Release dated October 9, 2002 relating to the Company's sale of its venture capital interest in Accordant Health Services, Inc.(subject to Item 5).

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                CURATIVE HEALTH SERVICES, INC.


Date:  October 25, 2002                By: /s/Thomas Axmacher
                                           ------------------
                                           Thomas Axmacher
                                           Chief Financial Officer